UNITED STATES

S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): July 14, 2004




               CAPITAL ENVIRONMENTAL RESOURCE INC.
      (Exact name of registrant as specified in its charter)


Ontario, Canada             000-25955                  Not Applicable
(Jurisdiction of       Commission file number         (I.R.S. Employer
incorporation)                                     Identification No.)

1122 International Blvd, Suite 601
Burlington, Ontario, Canada                               L7L 6Z8
(Address of principal executive offices)               (Postal Code)

                         (905) 319-1237
         Registrant's telephone number, including area code

Item 5.	Other Events

	On July 14, 2004, Capital Environmental Resource Inc. issued a press release announcing the appointment of Charles A. ("Chuck") Wilcox as its President and Chief Operating Officer. A copy of the Press Release is attached as Exhibit 99.1 and is incorported herein by reference.


Item 7. Financial Statements and Exhibits.

  (c)   Exhibit 99.1 Press Release issued July 14, 2004.



                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         CAPITAL ENVIRONMENTAL RESOURCE INC.




Date:  July 14, 2004     By:     /s/ Ivan R. Cairns
                         ___________________________________
                         Ivan R. Cairns
                         Executive Vice President,
                         General Counsel